LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

                    Supplement Dated November 19, 2004 to the
            Statement of Additional Information Dated May 1, 2004 as Supplemented May 5, 2004, August 13, 2004, October 1, 2004, October 4, 2004
                              and October 29, 2004


     This Supplement describes certain changes to the Statement of Additional Information ("SAI") for Lincoln Variable Insurance Products Trust.

     The heading entitled "Rights and Warrants (Equity-Income and International Funds only)" on Page 15 is changed to read as "Rights and Warrants (All Funds except Bond and Money Market Funds)."

     The chart under the heading "Sub-Advisers" on Page 25 of the SAI is amended by deleting the information for the Capital Appreciation Fund and is to be replaced with the following:

                                                                   Annual Fee Rate Based on Average Daily Net Asset
          Fund                         Sub-Adviser                                       Value

Capital Appreciation      Janus Capital Management LLC (Janus)    0.45% of the first $500 million of the fund's
                          151 Detroit Street                      average daily net assets; 0.425% of the next $500
                          Denver, CO 80206                        million of the fund's average daily net assets;
                                                                  0.40% of the next $500 million of the fund's
                                                                  average daily net assets; and 0.35% of the excess
                                                                  of fund's average daily net assets over $1.5
                                                                  billion


         Please keep this Supplement with your SAI for future reference.